Cloud Light Optoelectronics Limited 雲暉光電有限公司 Interim Financial Report for the three months ended June 30, 2023

Cloud Light Optoelectronics Limited Financial statements for the period ended June 30, 2023 1 Condensed consolidated statement of profit or loss and other comprehensive income for the three months ended June 30, 2023 - unaudited (Expressed in Hong Kong dollars unless otherwise indicated) Note For the three months ended June 30, 2023 Revenue 4 $ 424,318,107 Cost of sales (318,171,013) Gross profit $ 106,147,094 Other income, net 5 15,467,022 Research and development expenses (35,479,123) Selling expenses (3,505,427) Administrative expenses (20,398,308) Finance costs 6(a) (192,944) Profit before taxation 6 $ 62,038,314 Income tax 7(a) (8,242,765) Profit for the period $ 53,795,549 Other comprehensive income for the period (after tax) Item that maybe subsequently reclassified to profit or loss: Exchange differences on translation of f inancial statements of subsidiaries (26,038,294) Total comprehensive income for the period $ 27,757,255 The accompanying notes form part of this interim financial report.

Cloud Light Optoelectronics Limited Financial statements for the period ended June 30, 2023 2 Condensed consolidated statement of financial position at June 30, 2023 - unaudited (Expressed in Hong Kong dollars unless otherwise indicated) , Note June 30, 2023 March 31, 2023 Assets Property, plant and equipment 8 $ 251,087,941 $ 265,391,324 Deferred tax assets 10,366,291 12,575,420 Non-current assets $ 261,454,232 $ 277,966,744 ---------------------- ---------------------- Inventories $ 299,228,210 $ 243,244,277 Trade and other receivables 9 266,106,136 285,624,698 Tax recoverable 1,010,379 1,010,379 Cash and bank balances 665,176,391 546,505,365 Current assets $ 1,231,521,116 $ 1,076,384,719 Total assets $ 1,492,975,348 $ 1,354,351,463 Liabilities Trade and other payables $ 263,438,355 $ 158,386,949 Lease liabilities 6,522,832 6,653,328 Tax payable 6,108,593 123,298 Current liabilities $ 276,069,780 $ 165,163,575 ---------------------- ---------------------- Deferred tax liabilities $ 5,379,277 $ 5,390,511 Lease liabilities 12,025,772 14,146,613 Non-current liabilities $ 17,405,049 $ 19,537,124 ---------------------- ---------------------- Total liabilities $ 293,474,829 $ 184,700,699 Equity Share capital 10 $ 31,889,052 $ 31,889,052 Reserves 751,749,658 775,695,452 Retained profits 415,861,809 362,066,260 TOTAL EQUITY $ 1,199,500,519 $ 1,169,650,764 Total equity and liabilities $ 1,492,975,348 $ 1,354,351,463 The accompanying notes form part of this interim financial report.

Cloud Light Optoelectronics Limited Financial statements for the period ended June 30, 2023 3 Consolidated statement of changes in equity for the three months ended June 30, 2023 - unaudited (Expressed in Hong Kong dollars unless otherwise indicated) Share capital Share premium Merger reserve Exchange reserve Share option reserve Retained profits Total Balance at April 1, 2023 $ 31,889,052 $ 909,376,118 $ (163,065,577) $ (8,837,596) $ 38,222,507 $ 362,066,260 $ 1,169,650,764 Changes in equity for the period: Profit for the period - - - - - 53,795,549 53,795,549 Other comprehensive income - - - (26,038,294) - - (26,038,294) Total comprehensive income - - - (26,038,294) - 53,795,549 27,757,255 Equity-settled share option arrangement - - - - 2,092,500 - 2,092,500 Balance at June 30, 2023 $ 31,889,052 $ 909,376,118 $ (163,065,577) $ (34,875,890) $ 40,315,007 $ 415,861,809 $ 1,199,500,519 The accompanying notes form part of this interim financial report.

Cloud Light Optoelectronics Limited Financial statements for the period ended June 30, 2023 4 Condensed consolidated cash flow statement for the three months ended June 30, 2023 - unaudited (Expressed in Hong Kong dollars unless otherwise indicated) For the three months ended June 30, 2023 Operating activities Cash generated from operations $ 138,939,222 Tax paid (121,746) Net cash generated from operating activities $ 138,817,476 ---------------------- Investing activities Payment for the purchase of property, plant and equipment $ (23,256,257) Interest received 5,812,248 Net cash used in investing activities $ (17,444,009) ---------------------- Financing activities Capital element of lease rentals paid (1,627,433) Interest element of lease rentals paid (192,944) Net cash used in financing activities $ (1,820,377) ---------------------- Net increase in cash and cash equivalents $ 119,553,090 Cash and cash equivalents at the April 1, 2023 532,948,373 Effect of exchange rate changes (577,213) Cash and cash equivalents at the June 30, 2023 $ 651,924,250 The accompanying notes form part of this interim financial report.

Cloud Light Optoelectronics Limited Financial statements for the period ended June 30, 2023 5 Notes to the unaudited interim financial statements (Expressed in Hong Kong dollars unless otherwise indicated) 1 Reporting entity Cloud Light Optoelectronics Limited (the “Company”) was incorporated in the British Virgin Islands on June 2, 2020 as a company with limited liability. The Company is an investment holding company. The Company and its subsidiaries (together, the “Group”) principally engage in research and development, manufacturing and selling of optical devices. 2 Basis of preparation This interim financial report has been prepared in accordance with International Accounting Standard (“IAS”) 34, Interim financial reporting, issued by the International Accounting Standards Board (“IASB”), except that it does not include comparative financial information for the three months ended June 30, 2022. The interim financial report has been prepared in accordance with the same accounting policies adopted in the 2023 annual f inancial statements of the Group for the year ended March 31,2023, except for the accounting policy changes that are expected to be reflected in the 2024 annual f inancial statements. Details of any changes in accounting policies and newly adopted accounting policies are set out in note 3. The preparation of an interim financial report in conformity with IAS 34 requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses on a year-to-date basis. Actual results may differ from these estimates. This interim financial report contains condensed consolidated financial statements and selected explanatory notes. The notes include an explanation of events and transactions that are significant to an understanding of the changes in financial position and performance of the Group. The condensed consolidated interim financial statements and notes thereon do not include all of the information required for a full set of f inancial statements prepared in accordance with International Financial Reporting Standards (“IFRSs”). 3 Changes in accounting policies The IASB has issued a new IFRS and a number of amendments to IFRSs that are first effective for the current accounting period. None of these developments have had a material effect on how the Group’s result and financial position for the current or prior period have been prepared or presented. The Group has not applied any new standard or interpretation that is not yet effective for the current accounting period.

Cloud Light Optoelectronics Limited Financial statements for the period ended June 30, 2023 6 4 Revenue The principal activities of the Group are the research and development, manufacturing and selling of optical devices. Revenue represents the sales value of goods supplied to customers and is within the scope IFRS 15 as revenue from contracts with customers. Disaggregation of revenue For the three months ended June 30, 2023 Revenue from contracts with customers within the scope of IFRS 15 Disaggregated by geographical location United States $ 414,289,297 Hong Kong 10,028,810 $ 424,318,107 The Group has applied the practical expedient in paragraph 121(a) of IFRS 15 to its revenue concerning the remaining performance obligations that the Group will be entitled to as the contracts for sales of optical devices had an original expected duration of one year or less. 5 Other income, net For the three months ended June 30, 2023 Interest income $ 5,812,248 Foreign exchange gain 4,750,168 Government grants 4,718,550 Engineering income 144,315 Others 41,741 $ 15,467,022

Cloud Light Optoelectronics Limited Financial statements for the period ended June 30, 2023 7 6 Profit before taxation Profit before taxation is arrived at after charging: For the three months ended June 30, 2023 (a) Finance costs Interest on lease liabilities $ 192,944 (b) Staff costs Salaries, wages and other benefits $ 54,682,094 Contributions to defined contribution retirement plan 5,772,578 Share option expenses 2,092,500 $ 62,547,172 (c) Other items Depreciation - owned property, plant and equipment $ 24,785,284 - right-of-use assets 1,807,719 Auditors’ remuneration 253,442 Cost of inventories 327,114,463

Cloud Light Optoelectronics Limited Financial statements for the period ended June 30, 2023 8 7 Income tax in the consolidated statement of profit or loss and other comprehensive income (a) Taxation in the consolidated statement of profit or loss and other comprehensive income represents: For the three months ended June 30, 2023 Current tax - Hong Kong Profits Tax Provision for the period $ - --------------------- Current tax - People’s Republic of China (“PRC”) Income Tax Provision for the period $ 5,989,075 --------------------- Current tax – Overseas Income Tax Provision for the period $ 119,519 --------------------- Deferred tax Origination and reversal of temporary differences $ 2,134,171 --------------------- $ 8,242,765 The provision for Hong Kong Profits Tax is calculated at 16.5% of the estimated assessable profits for the year. Cloud Light Technology Limited, the Hong Kong subsidiary of the Group, is a qualifying corporation under the two-tiered Profits Tax rate regime and the first $2 million of assessable profits are taxed at 8.25% and the remaining assessable profits are taxed at 16.5%. Enhanced tax deductions had also been taken into account for qualifying research and development expenses that fulf ils specific criteria set out in the Inland Revenue Ordinance. The first HK$2 million of the qualif ied research and development expenses will be subject to a tax deduction rate of 300% and the remaining qualif ied research and development expenses will be subject to a tax deduction rate of 200%.

Cloud Light Optoelectronics Limited Financial statements for the period ended June 30, 2023 9 7 Income tax in the consolidated statement of profit or loss and other comprehensive income (continued) In accordance with the relevant tax rules and regulations in Mainland China, Dongguan Cloud Light Technology Limited, a subsidiary in PRC, was qualif ied as a “High and New Technology Enterprise” in December 2020. Hence, it enjoys a preferential tax rate of 15% for the three months ended June 30, 2023. Enhanced tax deductions had also been taken into account for qualifying research and development expenses that met the requirements set out in Cai Shui [2015] No.119. Taxation for subsidiaries outside Hong Kong and Mainland China is charged at the appropriate current rates of taxation ruling in the relevant jurisdiction. 8 Property, plant and equipment During the three months ended June 30, 2023, the Group acquired items of property, plant and equipment with a cost of $23,256,257. There were no disposals during the three months ended June 30, 2023. 9 Trade and other receivables June 30, 2023 March 31, 2023 Trade debtors - due from third parties $ 36,130,498 $ 76,205,224 - due from related parties 145,133,303 141,713,301 Other debtors, deposits and prepayments 84,842,335 67,706,173 $ 266,106,136 $ 285,624,698 All of the trade and other receivables are expected to be recovered or recognized as expense within one year. Trade debtors are due within 30 to 90 days from the date of billing.

Cloud Light Optoelectronics Limited Financial statements for the period ended June 30, 2023 10 10 Capital and reserves Share capital No. of shares Amount Ordinary shares, issued and fully paid: At April 1, 2023 and June 30, 2023 326,081,000 $ 25,433,278 Preference shares, issued and fully paid: At April 1, 2023 and June 30, 2023 83,300,314 $ 6,455,774 11 Material related party transactions For the three months ended June 30, 2023 Sales to a shareholder $ 382,423,549 The Group sells optical products to a shareholder on an arm’s length basis and on normal commercial terms. 12 Events after the reporting period On October 29, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with, among others, Lumentum Holdings Inc. (“Lumentum”). Pursuant to the terms of the Merger Agreement, Lumentum will acquire the Company by way of merger with its subsidiary, with the Company surviving the merger as a direct or indirect wholly-owned subsidiary of Lumentum, for a consideration of US$750,000,000, subject to customary adjustments for working capital. The acquisition was completed on November 7, 2023.